                                                                   EXHIBIT 10.20

                                 PROMISSORY NOTE

$50,000                      SANTA MONICA, CALIFORNIA              July 23, 1999

For VALUE RECEIVED, THE RECOVERY NETWORK, INC., a Colorado corporation ("Maker"), promises to pay to WILLIAM MOSES ("Holder"), the principal sum of FIFTY THOUSAND DOLLARS, ($50,000.00), with interest from date above first written at the rate of TEN percent (10%) per annum on the balance from time to time remaining unpaid.

The said principal and interest shall be payable in lawful money of the United States of America at SANTA MONICA, CALIFORNIA or at such place as may hereafter be designated by written notice from the holder to the maker hereof, on the date and in the manner following:

The principal balance of this Note and all accrued interest thereon shall be due and payable, in full (the "Maturity Date"), on the earlier of either of (i) January 23, 2000, or (ii) immediately upon the closing by Maker of a debt and/or equity financing.

MAKER                                        HOLDER

By:                                          By: /s/ WILLIAM MOSES
   -------------------------------              --------------------------------
The Recovery Network, Inc.                   William Moses
1411 Fifth Street, Suite 200
Santa Monica, California 90401
(310) 393-3979



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                                 PROMISSORY NOTE

$45,000                      SANTA MONICA, CALIFORNIA              July 23, 1999


For VALUE RECEIVED, THE RECOVERY NETWORK, INC., a Colorado corporation ("Maker"), promises to pay to GEORGE HENRY ("Holder"), the principal sum of FORTY-FIVE THOUSAND DOLLARS, ($45,000.00), with interest from date above first written at the rate of TEN percent (10%) per annum on the balance from time to time remaining unpaid.

The said principal and interest shall be payable in lawful money of the United States of America at SANTA MONICA, CALIFORNIA or at such place as may hereafter be designated by written notice from the holder to the maker hereof, on the date and in the manner following:

The principal balance of this Note and all accrued interest thereon shall be due and payable, in full (the "Maturity Date"), on the earlier of either of (i) January 23, 2000, or (ii) immediately upon the closing by Maker of a debt and/or equity financing.

MAKER                                        HOLDER

By:                                          By: /s/ GEORGE HENRY
   -------------------------------              --------------------------------
The Recovery Network, Inc.                   George Henry
1411 Fifth Street, Suite 200
Santa Monica, California 90401
(310) 393-3979

                                 PROMISSORY NOTE

$2,500                       SANTA MONICA, CALIFORNIA              July 23, 1999

For VALUE RECEIVED, THE RECOVERY NETWORK, INC., a Colorado corporation ("Maker"), promises to pay to NICOLE COX ("Holder"), the principal sum of TWO THOUSAND, FIVE HUNDRED DOLLARS, ($2,500.00), with interest from date above first written at the rate of TEN percent (10%) per annum on the balance from time to time remaining unpaid.

The said principal and interest shall be payable in lawful money of the United States of America at SANTA MONICA, CALIFORNIA or at such place as may hereafter be designated by written notice from the holder to the maker hereof, on the date and in the manner following:

The principal balance of this Note and all accrued interest thereon shall be due and payable, in full (the "Maturity Date"), on the earlier of either of (i) January 23, 2000, or (ii) immediately upon the closing by Maker of a debt and/or equity financing.

MAKER                                        HOLDER

By:                                          By: /s/ NICOLE COX
   -------------------------------              --------------------------------
The Recovery Network, Inc.                   Nicole Cox
1411 Fifth Street, Suite 200
Santa Monica, California 90401
(310) 393-3979

                                 PROMISSORY NOTE

$2,500                       SANTA MONICA, CALIFORNIA              July 23, 1999


For VALUE RECEIVED, THE RECOVERY NETWORK, INC., a Colorado corporation ("Maker"), promises to pay to GEORGE H. HENRY, III, ("Holder"), the principal sum of TWO THOUSAND, FIVE HUNDRED DOLLARS, ($2,500.00), with interest from date above first written at the rate of TEN percent (10%) per annum on the balance from time to time remaining unpaid.

The said principal and interest shall be payable in lawful money of the United States of America at SANTA MONICA, CALIFORNIA or at such place as may hereafter be designated by written notice from the holder to the maker hereof, on the date and in the manner following:

The principal balance of this Note and all accrued interest thereon shall be due and payable, in full (the "Maturity Date"), on the earlier of either of (i) January 23, 2000, or (ii) immediately upon the closing by Maker of a debt and/or equity financing.

MAKER                                        HOLDER

By:                                          By: /s/ GEORGE HENRY
   -------------------------------              --------------------------------
The Recovery Network, Inc.                   George H. Henry, III
1411 Fifth Street, Suite 200
Santa Monica, California 90401
(310) 393-3979

                                 PROMISSORY NOTE

$50,000                      SANTA MONICA, CALIFORNIA              July 23, 1999


For VALUE RECEIVED, THE RECOVERY NETWORK, INC., a Colorado corporation ("Maker"), promises to pay to MARTIN CHOPP ("Holder"), the principal sum of FIFTY THOUSAND DOLLARS, ($50,000.00), with interest from date above first written at the rate of TEN percent (10%) per annum on the balance from time to time remaining unpaid.

The said principal and interest shall be payable in lawful money of the United States of America at SANTA MONICA, CALIFORNIA or at such place as may hereafter be designated by written notice from the holder to the maker hereof, on the date and in the manner following:

The principal balance of this Note and all accrued interest thereon shall be due and payable, in full (the "Maturity Date"), on the earlier of either of (i) January 23, 2000, or (ii) immediately upon the closing by Maker of a debt and/or equity financing.

MAKER                                        HOLDER

By:                                          By: /s/ MARTIN CHOPP
   -------------------------------              --------------------------------
The Recovery Network, Inc.                   Martin Chopp
1411 Fifth Street, Suite 200
Santa Monica, California 90401
(310) 393-3979

                                 PROMISSORY NOTE

$25,000                      SANTA MONICA, CALIFORNIA              July 23, 1999


For VALUE RECEIVED, THE RECOVERY NETWORK, INC., a Colorado corporation ("Maker"), promises to pay to MICHAEL CLURMAN ("Holder"), the principal sum of TWENTY-FIVE THOUSAND DOLLARS, ($25,000.00), with interest from date above first written at the rate of TEN percent (10%) per annum on the balance from time to time remaining unpaid.

The said principal and interest shall be payable in lawful money of the United States of America at SANTA MONICA, CALIFORNIA or at such place as may hereafter be designated by written notice from the holder to the maker hereof, on the date and in the manner following:

The principal balance of this Note and all accrued interest thereon shall be due and payable, in full (the "Maturity Date"), on the earlier of either of (i) January 23, 2000, or (ii) immediately upon the closing by Maker of a debt and/or equity financing.

MAKER                                          HOLDER

By:                                            By:
   -------------------------------              --------------------------------
The Recovery Network, Inc.                     Michael Clurman
1411 Fifth Street, Suite 200
Santa Monica, California 90401
(310) 393-3979